UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2019

Central Index Key Number of the issuing entity: 0001763001
Wells Fargo Commercial Mortgage Trust 2019-C49
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001541468
Ladder Capital Finance LLC
Central Index Key Number of the sponsor: 0001592182
Rialto Mortgage Finance, LLC
Central Index Key Number of the sponsor: 0001549574
Barclays Capital Real Estate Inc.
Central Index Key Number of the sponsor: 0001541214
C-III Commercial Mortgage LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-04	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2019, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2019-C49, Commercial Mortgage Pass-Through Certificates, Series 2019-C49 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2019-C49 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of March 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Dominion Tower” on Exhibit B to the Pooling and Servicing Agreement (the “Dominion Tower Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Dominion Tower Whole Loan”) that includes the Dominion Tower Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Dominion Tower Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On April 16, 2019, the Servicing Shift Control Note related to the Dominion Tower Whole Loan was securitized pursuant to the UBS 2019-C16 securitization transaction. As of such date, the Dominion Tower Whole Loan, including the Dominion Tower Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of April 1, 2019 (the “UBS 2019-C16 Pooling and Servicing Agreement”), between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and as asset representations reviewer. The UBS 2019-C16 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the UBS 2019-C16 Pooling and Servicing Agreement applicable to the servicing of the Dominion Tower Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 5, 2019 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master (Midland Loan Services, a Division of PNC Bank, National Association) will accrue at a rate of 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Dominion Tower Whole Loan).
•	The special servicing fee payable to the related Non-Serviced Special Servicer (Midland Loan Services, a Division of PNC Bank, National Association) with respect to the Dominion Tower Whole Loan if it is a specially serviced loan thereunder will accrue at a rate equal to (i) 0.25000% per annum or (ii) if such rate would result in a special servicing fee that would be less than $3,500 in any given month, such higher per annum rate as would result in a special servicing fee equal to $3,500 for such month with respect to the Dominion Tower Whole Loan.
•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Dominion Tower Whole Loan if it is a corrected loan thereunder will accrue at a rate of 1.00%, provided that if such rate would result in a workout fee that would be less than $25,000, then the Non-Serviced Special Servicer will be entitled to an amount from the final payment on the corrected Dominion Tower Whole Loan that would result in the total workout fees payable to the Non-Serviced Special Servicer with respect to the Dominion Tower Whole Loan being equal to $25,000; and

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Dominion Tower Whole Loan will accrue at a rate equal to 1.00%, provided that, if such rate would result in a liquidation fee less than $25,000, then the liquidation fee will accrue at such rate as would result in a liquidation fee equal to $25,000.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2019, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: April 22, 2019

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2019, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.